Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Jin Medical International Ltd. (the “Company”) on Form 20-F for the year ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ziqiang Wang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2024

By:	/s/ Ziqiang Wang
Name:	Ziqiang Wang
Title:	Chief Financial Officer